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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

     Date of report (Date of earliest event reported) May 24, 2005

                           Blue River Bancshares, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

                                     Indiana
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                 (State or Other Jurisdiction of Incorporation)

             0-24501                                 35-2016637
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     (Commission File Number)             (IRS Employer Identification No.)


29 E. Washington Street, Shelbyville, Indiana                      46176
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  (Address of Principal Executive Offices)                       (Zip Code)

                                 (317) 398-9721
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01   Entry into a Material Definitive Agreement

         On May 24, 2005, the Board of Directors of Blue River Bancshares, Inc. (the "Registrant") determined the fees to be paid to its members. Each non-employee director will receive $600 per month. The members of the Audit Committee of the Board of Directors will receive an additional amount of $200 per month, except for the Chairman of the Audit Committee who will receive an additional $500 per month. In addition, the Directors are eligible for the grant of nonqualified stock options under the Registrant's stock option plans and for Company-paid life, health and disability insurance.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        BLUE RIVER BANCSHARES, INC.
                                        (Registrant)


Date: May 31, 2005                      By: /s/ Patrice Lima
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                                            Patrice Lima
                                            Vice President and Controller